EXHIBIT 10.02
3rd Amendment to Advisory Agreement
This 3rd Amendment (the "2nd Amendment") is made as of March 1, 2016 (the “Effective Date”) among OASIS ROW LLC, a Delaware limited liability company (the “Trading Company”), R.J. O’Brien Fund Management, LLC, a Delaware limited liability company (the “Managing Member”), and ROW Asset Management, LLC, a Delaware limited liability company (the “Trading Advisor”), parties to that certain Advisory Agreement dated October 1, 2014 and last amended on April 1, 2015 (the "Agreement").
The Trading Company, the Managing Member, and the Trading Advisor now desire to amend the terms of the Agreement as set forth below:
1.	Exhibit C, entitled “Futures Interests traded” is hereby amended to add the following contracts:
Add Weekly Options:
ESA Index	SP500 mini	CME
TYA Comdty	10year note (US)	CBT
GCA Comdty	Gold	CMX

New Options:
SIA Comdty	Silver	CMX
C A Comdty	Corn	CBT

New Financials
HIA Index	Hang Seng	HKG
IHA Index	Nifty (India)	SGX
CNA Comdty	Can 10yr Bond	MSE
BJA Comdty	JGB Mini	SGX
PLA Comdty	Platinum	NYM

New Commodities
QWA Comdty	White Sugar	ICE Europe
QCA Comdty	EU Cocoa	ICE Europe
KWA Comdty	KC HR Wheat	CBT

Long Term Trend Module (low turnover, small initial allocation)
PAA Comdty	Palladium	NYM
MESA Index	MSCI EM Equity	NYF (ICE Financial)
RTAA Index	Russell 2000 Equity	NYF (ICE Financial)
XUA Index	FTSE China A50 Equity	SGX
IKA Comdty	10yr Italian Bond	EUX
OATA Comdty	10yr French Bond	EUX
YMA Comdty	A$ 3yr Bond	SFE
IRA Comdty	4th A$ Bank Bills	SFE
DFA Comdty	Coffee Robusta	ICE Europe
LHA Comdty	Lean Hogs	CME
LCA Comdty	Live Cattle	CME
IJA Comdty	Rapeseed	EOP

2. Except as provided in this Amendment, all terms used in this Amendment that are not otherwise defined shall have the respective meanings ascribed to such terms in the Agreement.
3. Except as set forth in this Amendment, the Agreement is unaffected and shall continue in full force and effect in accordance with its terms. If there is conflict between this amendment and the Agreement, the terms and provisions of this amendment will prevail.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment effective as of the Effective Date.
OASIS ROW, LLC by R.J. O’Brien Fund Management, LLC Managing Member
By Name: Julie DeMatteo Title: Managing Director

R.J. O’Brien Fund Management, LLC
By Name: Julie DeMatteo Title: Managing Director

ROW Asset Management, LLC
By
Name: Ryan O’Grady
 Title: Chief Executive Officer